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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 2, 2001




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                       0-27170               61-1289391
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
     of incorporation)                                     Identification No.)


                   344 17th Street, Ashland, Kentucky     41101
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (606) 325-4789

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

     On August 2, 2001, the Registrant issued the press release attached hereto as Exhibit 99 announcing its earnings for the quarter ended June 30, 2001.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits

          99 Press release dated August 2, 2001


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CLASSIC BANCSHARES, INC.

Date: August 2, 2001                        By: /s/Lisah M. Frazier
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                                            Lisah M. Frazier, Chief Operation
                                            Officer and Chief Financial Officer


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